First Trust High Income Strategic Focus ETF (HISF)
Portfolio of Investments
January 31, 2024 (Unaudited)

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 99.9%
	Capital Markets — 99.9%
26,817	First Trust Emerging Markets Local Currency Bond ETF (a)	$768,307
13,143	First Trust Enhanced Short Maturity ETF (a)	784,769
87,832	First Trust Institutional Preferred Securities and Income ETF (a)	1,584,489
248,219	First Trust Limited Duration Investment Grade Corporate ETF (a)	4,703,750
97,365	First Trust Low Duration Opportunities ETF (a)	4,711,492
113,285	First Trust Tactical High Yield ETF (a)	4,671,874
281,328	First Trust TCW Opportunistic Fixed Income ETF (a)	12,479,710
15,818	iShares 20+ Year Treasury Bond ETF	1,528,968

	Total Investments — 99.9%	31,233,359
	(Cost $33,452,815)
	Net Other Assets and Liabilities — 0.1%	30,646
	Net Assets — 100.0%	$31,264,005

(a)	Investment in an affiliated fund.

Valuation Inputs
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
• Level 1 – Level 1 inputs are quoted prices in active markets for identical investments.
• Level 2 – Level 2 inputs are observable inputs, either directly or indirectly. (Quoted prices for similar investments, valuations based on interest rates and yield curves, or valuations derived from observable market data.)
• Level 3 – Level 3 inputs are unobservable inputs that may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.
A summary of the inputs used to value the Fund’s investments as of January 31, 2024 is as follows:

	Total Value at 1/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 31,233,359	$ 31,233,359	$ —	$ —

*	See Portfolio of Investments for industry breakout.

First Trust High Income Strategic Focus ETF (HISF)
Portfolio of Investments (Continued)
January 31, 2024 (Unaudited)

Affiliated Transactions
Amounts relating to investments in affiliated funds at January 31, 2024, and for the fiscal year-to-date period (November 1, 2023 to January 31, 2024) are as follows:

Security Name	Shares at 1/31/2024	Value at 10/31/2023	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 1/31/2024	Dividend Income
First Trust Emerging Markets Local Currency Bond ETF	26,817	$—	$784,665	$—	$(16,358)	$—	$768,307	$3,352
First Trust Enhanced Short Maturity ETF	13,143	1,495,378	—	(716,808)	3,080	3,119	784,769	15,832
First Trust Institutional Preferred Securities and Income ETF	87,832	1,464,523	—	(9,842)	131,289	(1,481)	1,584,489	22,343
First Trust Limited Duration Investment Grade Corporate ETF	248,219	4,454,580	85,946	—	163,224	—	4,703,750	53,940
First Trust Low Duration Opportunities ETF	97,365	4,435,579	119,206	—	156,707	—	4,711,492	56,447
First Trust Tactical High Yield ETF	113,285	4,382,186	—	(42,111)	335,987	(4,188)	4,671,874	75,209
First Trust TCW Opportunistic Fixed Income ETF	281,328	11,673,304	—	(120,151)	943,880	(17,323)	12,479,710	140,146
		$27,905,550	$989,817	$(888,912)	$1,717,809	$(19,873)	$29,704,391	$367,269